Exhibit 10.3
AMENDMENT, CONSENT AND WAIVER
     This AMENDMENT, CONSENT AND WAIVER (this “Agreement”) is made and entered into as of the 13th day of June, 2007 by and among CanArgo Energy Corporation, a Delaware Corporation (“CanArgo”) and Persistency, a company incorporated in the Cayman Islands (“Purchaser”).
     WHEREAS, CanArgo and the Purchaser have entered into a Note Purchase Agreement dated as of June 28, 2006 (the “Note Purchase Agreement”), pursuant to which CanArgo issued $10,000,000 in aggregate principal amount of a 12% Subordinated Convertible Guaranteed Promissory Note due September 1, 2009 (the “12% Subordinated Note”); and
     WHEREAS, pursuant to the terms of the 12% Subordinated Note, interest on the 12% Subordinated Note shall be payable on the unpaid balance thereof in cash at the per annum rates of interest set out thereon, payable semi annually on the thirtieth day of June and the thirty-first day of December in each year until the principal thereof shall have become due and payable; and
     WHEREAS, CanArgo and the Purchaser wish to amend the terms of the 12% Subordinated Note and the Note Purchase Agreement such that the interest payment due on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied by the issue of a further 12% Subordinated Note to the Purchaser; and
     WHEREAS, CanArgo has also entered into (i) a Note Purchase Agreement dated as of July 25, 2005 with certain persons (the “Senior NPA”) pursuant to which CanArgo issued $25,000,000 in aggregate principal amount of Senior Secured Notes due July 25, 2009 (the “Senior Notes”); and (ii) a Note and Warrant Purchase Agreement dated as of March 3, 2006 with certain persons (the “Subordinated NPA”) pursuant to which CanArgo issued $13,000,000 of Senior Subordinated Convertible Guaranteed Promissory Notes due September 1, 2009 (the “Subordinated Notes”), and it is intended that the terms of the Senior Notes, the Senior NPA, Subordinated Notes and the Subordinated NPA are also amended such that the interest payments due on June 30, 2007 in respect of each shall not be paid in cash but shall in substitution be satisfied by the issue of further Senior Notes and Subordinated Notes to the respective holders of such notes.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency or which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     9. Definitions. Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the Note Purchase Agreement.
     10. Consent and Waiver. Notwithstanding the provisions of any Loan Document to the contrary provided, in accordance with Section 19 of the Note Purchase

Agreement, the Purchaser hereby irrevocably and unconditionally consents to, and waives any rights it may have under the Note Purchase Agreement, the 12% Subordinated Note or any other Loan Documents in connection with:-
(i)	the amendment and waiver of the terms of the 12% Subordinated Note to provide that the interest payment due to the Purchaser on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied in full by way of the issue and sale to the Purchaser of a further 12% Subordinated Note of the same tenor as the existing 12% Subordinated Note and imprinted with the same restrictive legend with the aggregate principal amount of such further note being equal to the interest due to the Purchaser in respect of the 12% Subordinated Note as at such date (rounded to the nearest whole US$1).

(ii)	the amendment and waiver of the terms of the Senior Notes to provide that the interest payment due to the holders of the Senior Notes on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied in full by way of the issue and sale to the holders of the Senior Notes of further Senior Notes and imprinted with the same restricted legend with the aggregate principal amount of such further notes being equal to the interest due to the holders of the Senior Notes in respect of the Senior Notes as at such date (rounded to the nearest whole US$1)

(iii)	the amendment and waiver of the terms of the Subordinated Notes to provide that the interest payment due to the holders of the Subordinated Notes on June 30, 2007 shall not be paid in cash but shall in substitution be satisfied in full by way of the issue and sale to the holders of the Subordinated Notes of further Subordinated Notes and imprinted with the same restricted legend with the aggregate principal amount of such further notes being equal to the interest due to the holders of the Subordinated Notes in respect of the Subordinated Notes as at such date (rounded to the nearest whole US$1)
     The consents, amendments and waivers granted in this Section 2 only apply to the matters described in this clause, and do not constitute a waiver of, or consent to, any other amendment to or waiver of any other provisions of the Loan Documents.
     11. Effect on Loan Documents. This Agreement and the amendments set forth herein are limited to the specific purpose for which it is entered into and, except as specifically set forth above, (a) shall not be construed as a consent, waiver, amendment or other modification with respect to any other term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.
     12. Miscellaneous.
          (a) Successors and Assigns; Headings; Choice of Law, etc. This Agreement shall be binding on and shall inure to the benefit of CanArgo and the Purchaser and their respective successors and assigns, heirs and legal representatives; provided that CanArgo may not assign its rights hereunder without the prior written consent of the Required Holders. The headings in this Agreement have been inserted for convenience purposes only and shall not be used in the interpretation or enforcement of this Agreement. The Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, United States of America, applicable to contracts made in and to be performed in such State. There shall be no third party beneficiaries of any of the terms and provisions of this Agreement.
          (b) Entire Agreement; Amendments. This Agreement, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other prior understandings, oral or written, with respect to the subject matter hereof and may not be amended, or any provision thereof waived, except by an instrument in writing signed by the parties hereto.
          (c) Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          (d) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be equally effective as the delivery of a manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their representatives, thereunto duly authorized, as of the day and year first above written.

CANARGO ENERGY CORPORATION
By:
Name:
Title:

PURCHASER:

PERSISTENCY

By:
Name:
Title:

AGREED AND ACKNOWLEDGED

CANARGO LIMITED
By:
Name:
Title:

CANARGO LTD.
By:
Name:
Title:

CANARGO NORIO LIMITED
By:
Name:
Title:

CANARGO (NAZVREVI) LIMITED
By:
Name:
Title:

NINOTSMINDA OIL COMPANY LIMITED
By:
Name:
Title: